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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 22, 2000

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               Initial Depositor
             (Exact name of registrant as specified in its charter)

                      Internet Architecture HOLDRS(SM) Trust
                     [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-96061
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
             (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
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Item 5.        Other Events

               The depositary trust agreement entered into between Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the initial depositor, and The Bank of New York, as trustee, has been amended as of November 22, 2000. The agreement has been amended to revise the rules related to distributions of securities from the Internet Architecture HOLDRS Trust. Please see Exhibit 4.1 and 99.1 to this Form 8-K for more information.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

               (c)  Exhibits

                    4.1 Amendment to the Depositary Trust Agreement, dated November 22, 2000.
                    99.1 Internet Architecture HOLDRS Trust Prospectus
                         Supplement dated November 28, 2000 to Prospectus dated February 24, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MERRILL LYNCH , PIERCE, FENNER & SMITH INCORPORATED


Date:  November 28, 2000        By:    /s/ STEPHEN G. BODURTHA
                                       -----------------------
                                Name:  Stephen G. Bodurtha
                                Title: Attorney-in-Fact

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                                  EXHIBIT INDEX

Number and Description of Exhibit                           Sequential
---------------------------------                           Page Number
                                                            -----------


(4.1) Amendment to the Depositary Trust                     Pg. 5
Agreement, dated November 22, 2000

(99.1) Internet Architecture HOLDRS(SM) Trust Prospectus    Pg. 9
Supplement dated November 28, 2000 to
Prospectus dated February 24, 2000.

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